EXHIBIT 10.9

Interactive Data Corporation

2000 Long-Term Incentive Plan

Amended and Restated Deferred Stock Unit Award Agreement

(Executive Level Grant)

AMENDED AND RESTATED AGREEMENT made as of the ____ day of _____________, 2007 (the “Effective Date”), between Interactive Data Corporation, a Delaware corporation (the “Company”), and _____________ (the “Participant”). This Agreement is subject to the provisions of the Company’s 2000 Long-Term Incentive Plan (the “Plan”), a copy of which is furnished to the Participant with this Agreement. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

WHEREAS, on June 16, 2003, (the “Grant Date”), the Company provided the Participant with an award agreement (the “Original Agreement”) pursuant to which the Participant was awarded Deferred Stock Units (“Units”).

WHEREAS, in accordance with Section 9(k) of the Original Agreement, the Company and the Participant deem it necessary and advisable to amend the terms of the Original Agreement in order to ensure that it complies with Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”).

NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the Original Agreement is hereby restated, superseded and replaced in its entirety by this Agreement, as follows:

1. Number of Deferred Stock Units Granted.

The Company shall grant to the Participant, subject to the terms and conditions set forth in this Agreement and in the Plan, ______ Units, representing the right to receive Shares of the Company’s Common Stock (“Stock”) under the terms and conditions set forth in the Plan and this Agreement. The Participant agrees that the Units shall be subject to the restrictions on transfer set forth in Section 5 of this Agreement.

2. Vesting. As of the Effective Date, the Units are vested in full.

3. Defined Terms. For purposes of this Agreement, the following terms shall have the meanings ascribed below.

(a)

Cause. “Cause” shall mean (i) the Participant’s material breach of any term of any agreement with the Company, including without limitation any violation of confidentiality and/or non-competition agreements; (ii) the Participant’s conviction for any act of fraud, theft, criminal dishonesty, or any felony; (iii) the Participant’s engagement in illegal conduct, gross misconduct, or act involving moral turpitude which is materially and demonstrably injurious to the Company;

or (iv) the Participant’s willful failure (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her reasonably assigned material responsibilities to the Company. For purposes of (iv), no act or failure to act by the Participant shall be considered “willful” unless it is done, or omitted to be done, in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company.

(b)	Change in Control. “Change in Control” shall mean the occurrence of any of the following events at any time after the Grant Date:

(i)	The acquisition by any individual, entity or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor provisions thereto) of beneficial ownership (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities; provided, however, that for purposes of this subsection (i), the following acquisitions shall be disregarded: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (y) any acquisition by a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (z) any acquisition by Pearson plc (“Pearson”);

(ii)	The consummation of a merger, consolidation, or reorganization of the Company with or involving any other entity or the sale or other disposition of all or substantially all of the Company’s assets (any of these events being a “Business Combination”), unless, immediately following such Business Combination, at least one of the following conditions is satisfied:

(x)	all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior such Business Combination beneficially own, directly or indirectly, at least 50% of the combined voting power of the voting securities of the resulting or acquiring entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such Business Combination owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the “Surviving Entity”) in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination, or

(y)	Pearson beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then-outstanding voting securities of the Surviving Entity; or

(iii)	The stockholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred with respect to the Participant if the Participant is part of a purchasing group that consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is either directly or indirectly an equity participant in the purchasing group (except for (A) passive ownership of less than 3% of the stock of the purchasing group, or (B) ownership of equity participating in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Committee). Moreover, notwithstanding the foregoing, no events set forth in clauses (i), (ii) or (iii) above shall constitute a Change in Control unless such event(s) also constitutes a “change in ownership”, “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company as defined under Section 409A.

4. Dividend Equivalent Rights.

With respect to declared dividends, if any, with record dates that occur prior to the settlement of any Units, the Participant will be credited with additional Units having a value equal to that which the Participant would have been entitled if the Participant’s unsettled Units had been actual shares of Stock, based on the Fair Market Value of a share of Stock on the applicable dividend payment date. Any such additional Units shall be considered Units under this Agreement and shall also be credited with additional Units as dividends, if any, are declared, and shall be subject to the same restrictions and conditions as Units with respect to which they were credited.

5. Restrictions on Transfer.

The Participant shall not, whether voluntarily or involuntarily, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, (collectively “Transfer”) any Units, or any interest therein, except as provided in the Plan. Any Transfer of the Participant’s Units made, or any attachment, execution, garnishment, or lien issued against or placed upon Units, other than as so permitted, shall be void.

6. Settlement of Deferred Stock Units.

(a)	Settlement Election Date. Each Unit will be settled by the delivery of one (1) share of Stock to the Participant as soon as administratively practicable following the date the Participant has elected on the attached Settlement Election Form.

(b)	Automatic Settlement of Units.

(i)	Termination other than for Cause. Notwithstanding Section 6(a), if the Participant’s employment or service with the Company is terminated for any reason other than for Cause, each Unit will be automatically settled by delivery of one (1) share of Stock to the Participant or in the event of the Participant’s death, to the Participant’s designated beneficiary, as soon as administratively practicable following such termination date.

(ii)	Cessation of Public Trading. If, in connection with the Change in Control the shares of Stock will no longer be listed on a recognized national securities exchange, each Unit will be automatically settled by delivery of one (1) share of Stock upon the effective date of the Change in Control.

(c)	Forfeiture of Units on Termination for Cause. If the Participant’s employment or service with the Company is terminated for Cause, all Units will be automatically and immediately forfeited.

(d)	Separation from Service. The Participant shall not be deemed to have undergone a termination of employment for purposes of this Section 6 unless the termination also constitutes a “separation from service” within the meaning of Section 409A of the Code, determined in accordance with the default rules thereunder.

(e)	Specified Employees. Notwithstanding any provision of the Plan or of this Agreement to the contrary, if, upon the Participant’s termination of employment with the Company for any reason, the Company determines the Participant is a “specified employee” as defined in Section 409A of the Code (determined in accordance with the uniform methodology and procedures adopted by the Company and then in effect) the Units may not be settled before the earlier of (i) the first business day following the date which is six (6) months after the Participant’s termination of employment for any reason other than death or (ii) the date of the Participant’s death.

7. Withholding Taxes.

The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld or paid in connection with the Participant’s Units no later than the date of the event creating the tax liability. Except as otherwise provided in this Agreement, when the Stock is registered under the Exchange Act, the Participant may, with the Committee’s agreement, satisfy such tax obligations in whole or in part by delivery of shares of Stock, including shares retained from the Units creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where Stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Notwithstanding anything herein to the contrary, the Participant’s satisfaction of any such tax withholding requirements shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Stock to the Participant.

The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

8. Claims Procedures.

(a)	Presentation of Claim. Any Participant or designated beneficiary of a deceased Participant (such Participant or beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from this Agreement. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

(b)	Notification of Decision. The Committee shall consider a Claimant’s claim within a reasonable time, and shall notify the Claimant in writing:

(i)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(ii)	that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, in which case such notice must also be set forth in a manner calculated to be understood by the Claimant:

1.	the specific reason(s) for the denial of the claim, or any part thereof;

2.	specific reference(s) to pertinent provisions of the Agreement upon which such denial was based;

3.	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

4.	an explanation of the claim review procedure set forth in Section 8(c) below.

(c)	Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant’s duly authorized representative):

(i)	may review pertinent documents;

(ii)	may submit written comments or other documents; and/or

(iii)	may request a hearing, which the Committee, in its sole discretion, may grant.

(d)	Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee’s decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(i)	specific reasons for the decision;

(ii)	specific reference(s) to the pertinent provisions of this Agreement upon which the decision was based; and

(iii)	such other matters as the Committee deems relevant.

(e)	Legal Action. A Claimant’s compliance with the foregoing provisions of this Section 8 is a mandatory prerequisite to a Claimant’s right to commence any legal action with respect to any claim for benefits under this Agreement.

9. Miscellaneous.

(a)	Acquired Rights. This award: (i) does not form part of the Participant's contract of employment (if any); (ii) does not constitute a contract of employment; and (iii) does not entitle the Participant to any benefits other than those granted under the Plan. Benefits granted under the Plan are not part of the Participant's ordinary salary, and shall not be considered part of such salary for pension purposes or in the event of severance, redundancy or resignation. If the Participant's employment is terminated for any reason, the Participant agrees that he or she shall not be entitled to any sum, shares or other benefit intended to compensate the Participant for the loss or diminution in value of any actual or prospective rights, benefits or expectations under or in relation to the Plan.

(b)	Restriction on Sale. Sale of Stock delivered in connection with settlement of Units may be restricted by the Company’s Anti-Insider Trading Policy and/or Equity Interest Policy.

(c)

Data Protection. To the extent reasonably necessary to administer the Plan: (i) the Company may process personal data about the Participant, including, but not limited to (a) information concerning this award agreement and any changes hereto, (b) other personal and financial data about the Participant, and (c) information about the Participant's participation in the Plan and shares exercised under the Plan from time to time; and (ii) the Participant gives explicit consent to the Company to (a) process any such personal data, and (b) transfer any such personal data outside the country in which the Participant lives, works or is employed, including, without limitation, to the Company and any of its subsidiaries and agents, including the outside stock plan administrator as selected by the Company from time to time, and any other person the Company may deem appropriate in its administration of the Plan. The Participant has the right to access and correct personal data by contacting a local Human Resources Representative. The transfer of the information outlined here is important to the administration of the Plan and failure to consent to the transmission of such information may limit or prohibit the Participant from participating in the Plan.

(d)	Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(e)	Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Committee.

(f)	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 5 of this Agreement.

(g)	Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9(g).

(h)	Section 409A. If any provision of the Plan or this Agreement would, in the reasonable, good faith judgment of the Board, result or likely result in the imposition on a Participant or any other person of a penalty tax under Section 409A of the Code, the Board may modify the terms of the Plan or this Agreement, without the consent of the Participant, in the manner that the Board may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such penalty tax; provided, however, that any such reformation shall, to the maximum extent the Board reasonably and in good faith determines to be possible, retain the economic and tax benefits to the affected Participant hereunder while not materially increasing the cost to the Company of providing such benefits to the Participant.

(i)	Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(j)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(k)	Access to Plan/ Incorporation by Reference. The Participant hereby acknowledges that he/she has access to a copy of the Plan as presently in effect. The text and all of the terms and provisions of the Plan, as amended from time to time, are incorporated herein by reference, and this Agreement is subject to such terms and provisions in all respects.

(l)	Amendment. The Participant understands and accepts that the benefits granted under the Plan are entirely at the discretion of the Company and that the Company retains the right to amend, modify or terminate the Plan at any time, in its sole discretion and, except as may otherwise be provided in the Plan, without notice; provided, however, that no such termination, amendment or modification of the Plan may in any way adversely affect the Participant’s rights under this Agreement without the Participant’s consent. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(m)	Governing Law. This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), this Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Interactive Data Corporation

By:

Title:

Address:

Address:

Interactive Data Corporation

2000 Long-Term Incentive Plan

Amended and Restated Deferred Stock Unit Award Agreement

(Executive Level Grant)

AMENDED AND RESTATED AGREEMENT made as of the ____ day of _____________, 2007 (the “Effective Date”), between Interactive Data Corporation, a Delaware corporation (the “Company”), and _____________ (the “Participant”). This Agreement is subject to the provisions of the Company’s 2000 Long-Term Incentive Plan (the “Plan”), a copy of which is furnished to the Participant with this Agreement. Capitalized terms appearing herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

WHEREAS, on July 1, 2004, (the “Grant Date”), the Company provided the Participant with an award agreement (the “Original Agreement”) pursuant to which the Participant was awarded Deferred Stock Units (“Units”).

WHEREAS, in accordance with Section 9(k) of the Original Agreement, the Company and the Participant deem it necessary and advisable to amend the terms of the Original Agreement in order to ensure that it complies with Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”).

NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the Original Agreement is hereby restated, superseded and replaced in its entirety by this Agreement, as follows:

1. Number of Deferred Stock Units Granted.

The Company shall grant to the Participant, subject to the terms and conditions set forth in this Agreement and in the Plan, ______ Units, representing the right to receive Shares of the Company’s Common Stock (“Stock”) under the terms and conditions set forth in the Plan and this Agreement. The Participant agrees that the Units shall be subject to the restrictions on transfer set forth in Section 5 of this Agreement.

2. Vesting. As of the Effective Date, the Units shall be vested in full.

3. Defined Terms. For purposes of this Agreement, the following terms shall have the meanings ascribed below.

(a)

Cause. “Cause” shall mean (i) the Participant’s material breach of any term of any agreement with the Company, including without limitation any violation of confidentiality and/or non-competition agreements; (ii) the Participant’s conviction for any act of fraud, theft, criminal dishonesty, or any felony; (iii) the Participant’s engagement in illegal conduct, gross misconduct, or act involving moral turpitude which is materially and demonstrably injurious to the Company; or (iv) the Participant’s willful failure (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her reasonably assigned material responsibilities to the Company. For purposes of (iv), no act or failure to act by the Participant shall be considered “willful” unless it is done, or omitted to be done, in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company.

(b)	Change in Control. “Change in Control” shall mean the occurrence of any of the following events at any time after the Grant Date:

(iv)	The acquisition by any individual, entity or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor provisions thereto) of beneficial ownership (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities; provided, however, that for purposes of this subsection (i), the following acquisitions shall be disregarded: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (y) any acquisition by a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (z) any acquisition by Pearson plc (“Pearson”);

(v)	The consummation of a merger, consolidation, or reorganization of the Company with or involving any other entity or the sale or other disposition of all or substantially all of the Company’s assets (any of these events being a “Business Combination”), unless, immediately following such Business Combination, at least one of the following conditions is satisfied:

(x)	all or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior such Business Combination beneficially own, directly or indirectly, at least 50% of the combined voting power of the voting securities of the resulting or acquiring entity in such Business Combination (which shall include, without limitation, a corporation which as a result of such Business Combination owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the “Surviving Entity”) in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such Business Combination, or

(y)	Pearson beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then-outstanding voting securities of the Surviving Entity; or

(vi)	The stockholders of the Company approve a plan of complete liquidation of the Company.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred with respect to the Participant if the Participant is part of a purchasing group that consummates the Change in Control transaction. The Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is either directly or indirectly an equity participant in the purchasing group (except for (A) passive ownership of less than 3% of the stock of the purchasing group, or (B) ownership of equity participating in the purchasing group which is otherwise not significant, as determined prior to the Change in Control by the Committee). Moreover, notwithstanding the foregoing, no events set forth in clauses (i), (ii) or (iii) above shall constitute a Change in Control unless such event(s) also constitutes a “change in ownership”, “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company as defined under Section 409A.

4. Dividend Equivalent Rights.

With respect to declared dividends, if any, with record dates that occur prior to the settlement of any Units, the Participant will be credited with additional Units having a value equal to that which the Participant would have been entitled if the Participant’s unsettled Units had been actual shares of Stock, based on the Fair Market Value of a share of Stock on the applicable dividend payment date. Any such additional Units shall be considered Units under this Agreement and shall also be credited with additional Units as dividends, if any, are declared, and shall be subject to the same restrictions and conditions as Units with respect to which they were credited.

5. Restrictions on Transfer.

The Participant shall not, whether voluntarily or involuntarily, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, (collectively “Transfer”) any Units, or any interest therein, except as provided in the Plan. Any Transfer of the Participant’s Units made, or any attachment, execution, garnishment, or lien issued against or placed upon Units, other than as so permitted, shall be void.

6. Settlement of Deferred Stock Units

(a)	Settlement Election Date. Each Unit will be settled by the delivery of one (1) share of Stock to the Participant as soon as administratively practicable following the date the Participant has elected on the attached Settlement Election Form.

(b)	Automatic Settlement of Units.

(i)	Termination other than for Cause. Notwithstanding Section 6(a), if the Participant’s employment or service with the Company is terminated for any reason other than for Cause, each Unit will be automatically settled by delivery of one (1) share of Stock to the Participant or in the event of the Participant’s death, to the Participant’s designated beneficiary, as soon as administratively practicable following such termination date.

(ii)	Cessation of Public Trading. If, in connection with the Change in Control the shares of Stock will no longer be listed on a recognized national securities exchange, each Unit will be automatically settled by delivery of one (1) share of Stock upon the effective date of the Change in Control.

(c)	Forfeiture of Units on Termination for Cause. If the Participant’s employment or service with the Company is terminated for Cause, all Units will be automatically and immediately forfeited.

(d)	Separation from Service. The Participant shall not be deemed to have undergone a termination of employment for purposes of this Section 6 unless the termination also constitutes a “separation from service” within the meaning of Section 409A of the Code, determined in accordance with the default rules thereunder.

(e)	Specified Employees. Notwithstanding any provision of the Plan or of this Agreement to the contrary, if, upon the Participant’s termination of employment with the Company for any reason, the Company determines the Participant is a “specified employee” as defined in Section 409A of the Code (determined in accordance with the uniform methodology and procedures adopted by the Company and then in effect) the Units may not be settled before the earlier of (i) the first business day following the date which is six (6) months after the Participant’s termination of employment for any reason other than death or (ii) the date of the Participant’s death.

7. Withholding Taxes.

The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld or paid in connection with the Participant’s Units no later than the date of the event creating the tax liability. Except as otherwise provided in this Agreement, when the Stock is registered under the Exchange Act, the Participant may, with the Committee’s agreement, satisfy such tax obligations in whole or in part by delivery of shares of Stock, including shares retained from the Units creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where Stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Notwithstanding anything herein to the contrary, the Participant’s satisfaction of any such tax withholding requirements shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Stock to the Participant.

The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.

8. Claims Procedures.

(a)	Presentation of Claim. Any Participant or designated beneficiary of a deceased Participant (such Participant or beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from this Agreement. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

(b)	Notification of Decision. The Committee shall consider a Claimant’s claim within a reasonable time, and shall notify the Claimant in writing:

(i)	that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(ii)	that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, in which case such notice must also be set forth in a manner calculated to be understood by the Claimant:

1.	the specific reason(s) for the denial of the claim, or any part thereof;

2.	specific reference(s) to pertinent provisions of the Agreement upon which such denial was based;

3.	a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

4.	an explanation of the claim review procedure set forth in Section 8(c) below.

(c)	Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant’s duly authorized representative):

(i)	may review pertinent documents;

(ii)	may submit written comments or other documents; and/or

(iii)	may request a hearing, which the Committee, in its sole discretion, may grant.

(d)	Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee’s decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(i)	specific reasons for the decision;

(ii)	specific reference(s) to the pertinent provisions of this Agreement upon which the decision was based; and

(iii)	such other matters as the Committee deems relevant.

(e)	Legal Action. A Claimant’s compliance with the foregoing provisions of this Section 8 is a mandatory prerequisite to a Claimant’s right to commence any legal action with respect to any claim for benefits under this Agreement.

9. Miscellaneous.

(a)	Acquired Rights. This award: (i) does not form part of the Participant's contract of employment (if any); (ii) does not constitute a contract of employment; and (iii) does not entitle the Participant to any benefits other than those granted under the Plan. Benefits granted under the Plan are not part of the Participant's ordinary salary, and shall not be considered part of such salary for pension purposes or in the event of severance, redundancy or resignation. If the Participant's employment is terminated for any reason, the Participant agrees that he or she shall not be entitled to any sum, shares or other benefit intended to compensate the Participant for the loss or diminution in value of any actual or prospective rights, benefits or expectations under or in relation to the Plan.

(b)	Restriction on Sale. Sale of Stock delivered in connection with settlement of Units may be restricted by the Company’s Anti-Insider Trading Policy and/or Equity Interest Policy.

(c)

Data Protection. To the extent reasonably necessary to administer the Plan: (i) the Company may process personal data about the Participant, including, but not limited to (a) information concerning this award agreement and any changes hereto, (b) other personal and financial data about the Participant, and (c) information about the Participant's participation in the Plan and shares exercised under the Plan from time to time; and (ii) the Participant gives explicit consent to the Company to (a) process any such personal data, and (b) transfer any such personal data outside the country in which the Participant lives, works or is employed, including, without limitation, to the Company and any of its subsidiaries and agents, including the outside stock plan administrator as selected by the Company from time to time, and any other person the Company may deem appropriate in its administration of the Plan. The Participant has the right to access and correct personal data by contacting a local Human Resources

Representative. The transfer of the information outlined here is important to the administration of the Plan and failure to consent to the transmission of such information may limit or prohibit the Participant from participating in the Plan.

(d)	Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(e)	Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Committee.

(f)	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 5 of this Agreement.

(g)	Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 9(g).

(h)	Section 409A. If any provision of the Plan or this Agreement would, in the reasonable, good faith judgment of the Board, result or likely result in the imposition on a Participant or any other person of a penalty tax under Section 409A of the Code, the Board may modify the terms of the Plan or this Agreement, without the consent of the Participant, in the manner that the Board may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such penalty tax; provided, however, that any such reformation shall, to the maximum extent the Board reasonably and in good faith determines to be possible, retain the economic and tax benefits to the affected Participant hereunder, while not materially increasing the cost to the Company of providing such benefits to the Participant.

(i)	Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(j)	Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

(k)	Access to Plan/ Incorporation by Reference. The Participant hereby acknowledges that he/she has access to a copy of the Plan as presently in effect. The text and all of the terms and provisions of the Plan, as amended from time to time, are incorporated herein by reference, and this Agreement is subject to such terms and provisions in all respects.

(l)	Amendment. The Participant understands and accepts that the benefits granted under the Plan are entirely at the discretion of the Company and that the Company retains the right to amend, modify or terminate the Plan at any time, in its sole discretion and, except as may otherwise be provided in the Plan, without notice; provided, however, that no such termination, amendment or modification of the Plan may in any way adversely affect the Participant’s rights under this Agreement without the Participant’s consent. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(m)	Governing Law. This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), this Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Interactive Data Corporation

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Address:

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